U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  _____________

                                    FORM 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                  _____________


                        --------------------------------
                             Filed by the Registrant
                   Filed by a party other than the Registrant
                        ---------------------------------
                           Check the appropriate box:
     [ ] Preliminary Proxy Statement        [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials    [ ] Soliciting Material Pursuant to
                                                Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

                   -------------------------------------------
                         CAPITAL REALTY INVESTORS, LTD.

                (Name of Registrant as Specified in Its Charter)

                   -------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X]       No fee required.
[ ]       Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.
          (1)  Title of each class of securities to which  transaction  applies:
               Limited Partnership Units
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:
[ ]       Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:
                                  _____________

     Pursuant to the Consent Solicitation Statement dated August 18, 2006 (the "Consent Solicitation"), Capital Realty Investors, Ltd. (the "Partnership"), through its managing general partner C.R.I., Inc. ("CRI"), is soliciting the consent of limited partners of the Partnership (the "Limited Partners") to a proposal for an amendment of the Partnership's Limited Partnership Agreement to permit CRI to be eligible to receive an increased property disposition fee from the Partnership on the same basis as such fees may currently be paid to Local General Partners, real estate brokers or other third party intermediaries employed to sell properties in which the Partnership holds interests, to the extent that CRI markets and sells the Partnership's assets, as an additional economic incentive for it to seek to sell certain of the assets of the Partnership.

     In connection with the Consent Solicitation, MacKenzie Partners, Inc., a third-party solicitation firm retained by the Partnership, intends to distribute a notice to Limited Partners regarding the Consent Solicitation. Attached hereto as Appendix A is the text of such notice.



                                      # # #

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CAPITAL REALTY INVESTORS, LTD
                                ------------------------------------------------
                                (Registrant)

                                by:  C.R.I., Inc.
                                     -------------------------------------------
                                     General Partner



October 4, 2006                      by:  /s/ William B. Dockser
---------------                           --------------------------------------
DATE                                      William B. Dockser,
                                            Director, Chairman of the Board,
                                            and Treasurer
                                            (Principal Executive Officer)

                                                                   Appendix A

                                                              October 4, 2006


                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                               New York, NY 10016

                               PLEASE VOTE TODAY!

       We still have not received your vote. If you have already returned your ballot, please disregard this notice.


C.R.I., Inc. ("CRI"), the managing general partner of Capital Realty Investors, Ltd. (the "Partnership") is recommending that you vote FOR the partnership amendment referred to in the consent solicitation dated August 18, 2006 to permit CRI to be eligible to receive an increased property disposition fee from the Partnership on the same basis as such fees may currently be paid to Local General Partners, real estate brokers or other third party intermediaries employed to sell properties in which the Partnership holds interests, to the extent that CRI markets and sells the Partnership's assets as an additional economic incentive for it to seek to sell certain of the assets of the Partnership.

MacKenzie Partners, Inc. is a third-party solicitation firm retained by the Partnership to solicit and tabulate the voting.

If you have any questions, please call us at 1-800-322-2885.

Please sign and return the enclosed ballot today, or you can fax the executed ballot to 1-212-929-0308.

For your convenience, we have also enclosed a postage paid envelope.



             Your vote is important! We urge you to vote promptly.